Principal Exchange-Traded Funds
Supplement dated September 15, 2025
to the Statement of Additional Information dated November 1, 2024 as amended and restated March 24, 2025 and June 9, 2025
(as previously supplemented)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.
On September 10, 2025, the Principal Exchange-Traded Funds’ (the “Registrant”) Board of Trustees (the “Board”) elected Ms. Sharmila C. Kassam as an Independent Board Member. Additionally, on that date, Ms. Elizabeth A. Nickels retired from the Board. As such, the changes set forth below are being made to the Registrant’s SAI.

LEADERSHIP STRUCTURE AND BOARD
Delete all references to Elizabeth A. Nickels.
In the Committee table, delete the members of the Audit Committee and Nominating and Governance Committee and replace with the following:

Committee Members
Audit Committee
Victor L. Hymes, Chair Craig Damos Frances P. Grieb Sharmila C. Kassam
Nominating and Governance Committee
Karen McMillan, Chair Craig Damos Victor L. Hymes Thomas A. Swank
Under Independent Board Members, add the following in alphabetical order:
Sharmila C. Kassam. Ms. Kassam has served as an Independent Board Member of the Principal Funds since 2025. She is the Founder of Aligned Capital Investing, LLC, a consulting services firm working with asset owners on strategy and governance. Ms. Kassam previously served as Vice President and Head of Asset Owner Solutions at Nasdaq, Inc. Prior to her time at Nasdaq, Ms. Kassam had served as Deputy Chief Investment Officer at a multi-billion dollar pension and helped manage their 401(k) plan. She has also worked in various executive leadership and financial roles in the financial services and venture industry. Ms. Kassam is a licensed Certified Public Accountant. Additionally, Ms. Kassam has extensive experience as a board member for public companies, private equity and other private market fund boards, as well as multiple non-profit organizations, including Daya, the Texas Housing Conservancy, and YMCA Austin. She is also faculty for the Institutional Limited Partner Association Institute. Through her education, employment experience, and experience as a board member, Ms. Kassam is experienced in financial, regulatory, accounting, and investment matters.

Under Additional Information Regarding Board Members and Officers, in the INDEPENDENT BOARD MEMBERS table, add the following alphabetically:

INDEPENDENT BOARD MEMBERS
Name, Address, and Year of Birth	Board Positions Held with Principal Funds	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Directorships Held During Past 5 Years
Sharmila C. Kassam 711 High Street Des Moines, IA 50392 1973	Director, PFI and PVC (since 2025) Trustee, PETF (since 2025)	Founder and Consultant, Aligned Capital Investing, LLC (consulting services); Vice President and Head of Asset Owner Solutions, Nasdaq, Inc. (financial services) from 2021-2023; Deputy Chief Investment Officer, Texas Employees Retirement Fund from 2014-2019.	125	Calamos Aksia Private Market Funds (2023-2025), Greenbacker Energy (GREC II Fund) (2022-2025), GRIID Infrastructure (2024-2024), Foundation Credit Opportunities (2019-2023)
Under Additional Information Regarding Board Members and Officers, in the PRINCIPAL FUNDS OFFICERS table, delete the rows for Megan Hoffmann, Gina L. Graham, Ann Meiners, Tara Parks, Dan L. Westholm, and Jared Yepsen, and add the following alphabetically:

PRINCIPAL FUNDS OFFICERS
Name, Address, and Year of Birth	Position(s) Held with Principal Funds	Principal Occupation(s) During Past 5 Years
Megan Hoffmann 711 High Street Des Moines, IA 50392 1979	Vice President and Treasurer (since 2025) Vice President and Controller (2021-2025)	Principal Financial Group* Senior Director – Fund Accounting and Administration (since 2025) Senior Director – Fund Administration (2024) Director – Accounting (2020-2024)
Ann Meiners 711 High Street Des Moines, IA 50392 1977	Vice President and Assistant Treasurer (since 2025) Vice President and Assistant Controller (2025)	Principal Financial Group* Director – Fund Accounting (since 2024) Assistant Director – Fund Accounting (2017-2024)
Tara Parks 711 High Street Des Moines, IA 50392 1983	Vice President and Assistant Treasurer (since 2025) Vice President and Assistant Controller (2021-2025)	Principal Financial Group* Senior Director – Fund Tax (since 2024) Director – Accounting (2019-2024)
Brant K. Wong 711 High Street Des Moines, IA 50392 1976	Vice President (since 2025)
Principal Financial Group*
Head of Retirement Solutions (since 2025)

J.P. Morgan Asset Management
Head of Retirement Platforms and Strategy (2022-2025)
Head of Retirement Service, Product and National Accounts (2019-2022)

Jared A. Yepsen 711 High Street Des Moines, IA 50392 1981	Tax Counsel (since 2025) Assistant Tax Counsel (2017-2025)	Principal Financial Group* Assistant General Counsel (since 2023) Counsel (2015-2023)

In the Board Member Ownership of Securities section, add the following column alphabetically and footnote to the Independent Board Members table:

Independent Board Members
Funds in this SAI	Kassam(1)
Principal Active High Yield ETF	A
Principal Investment Grade ETF	A
Principal Spectrum Preferred Securities Active ETF	A
Principal U.S. Mega-Cap ETF	A
Principal U.S. Small Cap ETF	A
Aggregate Dollar Range of Equity Securities in All Registered Companies Overseen by Director in Family of Investment Companies	A
(1)Appointment effective September 10, 2025.
In the Board Member and Officer Compensation section, add the following row alphabetically and footnote to the table:

Board Member	Funds in this SAI	Fund Complex(2)
Sharmila C. Kassam(3)	$0	$0
(3) Ms. Kassam was elected to the Board effective September 10, 2025.
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